Morgan Stanley Municipal Premium Income Trust
                     Item 77(o) 10f-3 Transactions
                   July 1, 2002 - December 31, 2002


Security    Date    Price    Shares    % of  Total        Purchas  Broker
            of      Of       Purchas   Asset Issued       ed
            Purcha  Shares   ed        s                  By Fund
            se
NYC Muni    10/03/  $111.13  2,000,0   0.65% $250,000,00   0.80%   First
Wtr Fin       02                00                0                Albany;
Auth, NY,                                                          Goldman
2003 Ser D                                                         Sachs;
(Aa2/AA)                                                           Merrill
                                                                   Lynch;
                                                                   UBS
                                                                   PaineWebb
                                                                   er; Bear
                                                                   Stearns;
                                                                   Lehman
                                                                   Bros.;
                                                                   JPMorgan;
                                                                   Salomon
                                                                   Smith
                                                                   Barney;
                                                                   Siebert
                                                                   Brandford
                                                                   Shank;
                                                                   M.R.
                                                                   Beal;
                                                                   CIBC
                                                                   World
                                                                   Mkts; RBC
                                                                   Dain
                                                                   Rauscher;
                                                                   A.G.
                                                                   Edwards;
                                                                   First
                                                                   American
                                                                   Municipal
                                                                   s;
                                                                   Prudentia
                                                                   l Secs;
                                                                   Quick &
                                                                   Reilly;
                                                                   Raymond
                                                                   James;
                                                                   Roosevelt
                                                                   & Cross